EXHIBIT 10v



                            SPACE EXPANSION AGREEMENT

DATE:                                  JUNE, 1993

LANDLORD:                              CVN ASSOCIATES, L.P.
                                       A New Jersey Limited Partnership
                                       300 Raritan Center Parkway, P.O. Box 7815
                                       Edison, New Jersey 08818-7815

TENANT:                                ABLE LABORATORIES, INC.
                                       A New Jersey Corporation
                                       6 Hollywood Court
                                       South Plainfield, New Jersey 07080

EXISTING PREMISES:                     Approximately 32,800 square feet of
                                       gross space
                                       located within Lot 5C, Block 390
                                       6 Hollywood Court
                                       South Plainfield, New Jersey

ADDITIONAL PREMISES:                   Referenced on "Exhibit A"
                                       Approximately 9,200 square feet of
                                       gross space
                                       located within Lot 5C, Block 390
                                       6 Hollywood Court
                                       South Plainfield, New Jersey

TOTAL BASE NET RENT FOR                For the period  commencing  with the date
THE COMBINATION OF THE                 of  delivery of the  Additional  Premises
EXISTING PREMISES AND                  through  March 31,  1995  $16,345.00  per
THE ADDITIONAL PREMISES:               month.


TOTAL  PERCENTAGE OF                   100%  of  the   total   additional   rent
ADDITIONAL RENT FOR THE                expenses for the Building  which contains
COMBINATION  OF THE                    the  Premises  as  defined  in the  Prior
EXISTING PREMISES AND                  Agreements.
THE ADDITIONAL PREMISES:


PRIOR AGREEMENT(S) IN EFFECT:          Lease  dated   November  29,  1984  Space
                                       Expansion and Term Extension Agreement dated April, 1988 Assignment of Lease dated April, 1989

- --------------------------------------------------------------------------------


The Landlord and the Tenant hereby agree to the terms of this Agreement.

         1. The Tenant is presently occupying the Existing Premises under the terms of the Lease.

         2. Effective upon the date of the delivery of the Additional Premises of the Tenant through March 31, 1995, the Tenant shall rent additional area comprised of approximately 9,200 square feet of gross space at the Premises designated as "Additional Premises" referenced on "Exhibit A".


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         3. For the  period  commencing  with the  date of the  delivery  of the
Additional Premises through March 31, 1995, the Tenant shall pay total base net rent set forth above and the total percentage of additional rent expenses as defined in the Prior Agreements for the combination of the Existing Premises and the Additional Premises.

         4. The Landlord at the Tenant's expense, shall coordinate the relocation of the tenant, Caputo International, Inc., currently occupying the Additional Premises. The Landlord anticipates that the relocation shall be effected within ten (10) weeks of the complete execution of this Agreement. The Tenant shall reimburse the Landlord for costs incurred by the Landlord in the relocation of the existing tenant, Caputo International, Inc. from the Additional Premises. Such costs are stipulated between Caputo International, Inc. and the Landlord to be $150,000.00. The Tenant shall pay this amount to the Landlord in the following manner:

         a. $50,000.00 upon the execution of this Agreement;

         b. $50,000.00, within (60) days after the date of execution of this Agreement, and

         c. $50,000.00 upon delivery of the Additional Premises.

         5. Except as specifically set forth herein, all of the. other terms of the Prior Agreement(s) shall remain in effect and shall apply to the "Additional Premises".

         6. This Agreement binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

         7. This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

WITNESS/ATTEST:                          LANDLORD/CVN ASSOCIATES, L.P.

                                         By:      CVN Associates, Inc.
                                                  Corporate General Partner

           [Illegible]                        /s/ Gilbert H. Nelson
By:_______________________________       By:__________________________________
                                              Gilbert H. Nelson, Vice President


WITNESS/ATTEST:                          TENANT/ABLE LABORATORIES, INC.

           [Illegible]                        /s/ Robert Pudlak
By:_______________________________       By:__________________________________
                                              Robert Pudlak
                                              Sr. V.P. Finance & Admin.


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                                    EXHIBIT A


            TO SPACE EXPANSION AGREEMENT BETWEEN CVN ASSOCIATES, L.P.
                           AND ABLE LABORATORIES, INC.


         The Premises and the specifications related thereto are shown on the plan(s) entitled 6 HOLLYWOOD COURT PLAN, prepared by David Cochran, dated June 8, 1988, with the latest revision date of August 26, 1988.